EXHIBIT 1-a

                                    FORM OF
                                 MORGAN STANLEY
                             UNDERWRITING AGREEMENT
           (DEBT SECURITIES, WARRANTS, PURCHASE CONTRACTS AND UNITS)


                                             _____________, 200_

To the Managers named in Schedule I hereto for the Underwriters named in Schedule II hereto


Ladies and Gentlemen:

     Morgan Stanley, a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as managers (the "Managers"), the principal amount of its debt securities identified in Schedule I hereto (the "Securities"), to be issued under the indenture specified in Schedule I hereto (the "Indenture") between the Company and the Trustee identified in such Schedule (the "Trustee"). If the firm or firms listed in Schedule II hereto include only the Managers listed in Schedule I hereto, then the terms "Underwriters" and "Managers" as used herein shall each be deemed to refer to such firm or firms.(1)

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement including a prospectus (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to (a) its debt securities ("Debt Securities"),(2) (b) warrants to purchase or sell (i) securities issued by the Company or by an entity affiliated or not affiliated with the Company, a basket of such securities, an index or indices of such securities, any other property, (ii) currencies, (iii) commodities or (iv) any combination of the foregoing (collectively, the "Warrants") and (c) purchase contracts ("Purchase Contracts") requiring the holders thereof to purchase or sell (i) securities issued by the Company or by an entity affiliated or not affiliated with the Company, a basket of such securities, an index or indices of such securities or any other property, (ii) currencies, (iii) commodities or
(iv) any combination of the above. Any combination of Debt Securities, Purchase Contracts, Warrants, shares of the Company's preferred stock ("Preferred Stock"), shares of the Company's common stock, par value $.01 per share ("Common Stock"), and debt obligations


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     (1) This Underwriting Agreement will be modified, as required, for other
Shelf Securities registered by the Registration Statement.

     (2) This term includes Debt Securities convertible into the Company's common stock, par value $0.01 per share (the "Convertible Debt Securities"). Common stock issuable upon conversion are hereafter referred to as the "Underlying Securities." Specific additional provisions relating to Convertible Debt Securities will be referenced in footnotes.


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     issued by an entity affiliated or not affiliated with the Company may be offered in the form of Units ("Units" and, collectively, the "Shelf Securities"), including the Securities, to be issued from time to time by the Company. As used herein, the term "Debt Securities" includes prepaid Purchase Contracts issued under an indenture. The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement," and the
related prospectus covering the Shelf Securities dated          , 200_ in the
form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the "Basic Prospectus." The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the " Prospectus," and the term "preliminary prospectus" means any preliminary form of the Prospectus. For purposes of this Agreement, "free writing prospectus" has the meaning set forth in Rule 405 under the Securities Act and "Time of Sale Prospectus" means the [Basic Prospectus] [the preliminary prospectus] together with the free writing prospectuses, if any, identified in Schedule I hereto. The term "broadly available road show" means a "bona fide electronic road show" as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms "Registration Statement," "Basic Prospectus," "preliminary prospectus," "Time of Sale Prospectus" and "Prospectus" shall include the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein with respect to the Registration Statement, the Basic Prospectus, the Time of Sale Prospectus, any preliminary prospectus or free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are deemed to be incorporated by reference therein.

     The term "Contract Securities" means the Securities, if any, to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule III hereto, with such changes therein as the Company may approve (the "Delayed Delivery Contracts"). The term "Underwriters' Securities" means the Securities other than Contract Securities.


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     1. Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:

     (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect; and no proceedings for such purpose are pending before or threatened by the Commission. If the Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act, the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement, and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.

     (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply, in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (v) the Time of Sale Prospectus does not, and at the time of each sale of the Securities in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to (A) statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Managers expressly for use therein or (B) those parts of the Registration Statement that constitute the Statements of Eligibility (Forms T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the trustees referred to in the Registration Statement.


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     (c) The Company is not an "ineligible issuer" in connection with the offering of Securities pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule I hereto, and electronic road shows, if any, each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

     (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

     (e) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole; all of the issued shares of capital stock of each consolidated subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

     (f) This Agreement has been duly authorized, executed and delivered by the Company.

     (g) The Delayed Delivery Contracts, if any, have been duly authorized and, when executed and delivered by the Company, will be valid and binding agreements of the Company, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability.


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


     (h) The Indenture has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability.

     [(_) The warrant agreement for Warrants (the "Warrant Agreement") has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability.](3)

     [(_) The unit agreement for Units (the "Unit Agreement"), if any, has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability.](4)

     (i) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for [(A)] by the Underwriters in accordance with the terms of this Agreement, in the case of the Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of Contract Securities, [and (B) upon exercise of the Warrants to sell Debt Securities (the "Debt Warrants"(5)) pursuant to the Warrant Agreement, will be entitled to the benefits of the relevant Indenture and] will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture. (6)


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     (3) To replace or supplement Section 1(h) if Warrants are offered. See also bracketed language below.

     (4) To supplement Section 1(h), if Units are offered. See also bracketed language below.

     (5) The term "Debt Warrants" includes Warrants to purchase or sell Debt Securities that will be issued at a later date.

     (6) For issuances of Convertible Debt Securities, add additional representations and warranties by the Company to the Underwriting Agreement including, but not limited to: (i) the shares of Common Stock outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable; (ii) the Underlying Securities have been duly authorized and reserved, and, when issued upon conversion of the Convertible Debt Securities in accordance with the terms of the Convertible Debt Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights; and (iii) there are no persons with registration or other similar rights granted by the Company to require that any of the Company's equity or debt (Continued...)

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


     (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Securities and the Delayed Delivery Contracts, [any certificate of designation relating to Preferred Stock filed in connection with the sale of Securities (the "Certificate of Designation"), the Warrant Agreement and the Unit Agreement,] if any, will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its consolidated subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its consolidated subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Securities or the Delayed Delivery Contracts, [the Certificate of Designation, if any, the Warrant Agreement and the Unit Agreement,] if any, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities; provided, however, that no representation is made as to whether the purchase the Securities constitutes a "prohibited transaction" under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended.

     (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.


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(continued...)
of securities be registered for sale under the Registration Statement or included in the offering, except for such rights as have been duly waived. For issuances of Units that include Common Stock or Preferred Stock of the Company, add additional representations and warranties by the Company to the Underwriting Agreement including, but not limited to: (i) the shares of [Common Stock/Preferred Stock] issued as part of the Unit have been duly authorized by the Company and, when such shares are issued and delivered as contemplated by the terms of this Agreement, such shares will be validly issued, fully paid and non-assessable, and the issuance of such shares is not subject to any preemptive or similar rights, (ii) the Common Stock outstanding prior to the issuance of the Units have been duly authorized by the Company and is validly issued, fully paid and non-assessable and (iii) there are no persons with registration or other similar rights granted by the Company to require any of the Company's equity or debt securities to be registered for sale under the Registration Statement or included in the offering, except for such rights as have been duly waived.

     Analogous provisions will be added for Warrants exercisable for, or Purchase Contracts settled by delivery of, Common Stock.


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


     (l) There are no legal or governmental proceedings pending or threatened to which the Company or any of its consolidated subsidiaries is a party or to which any of the properties of the Company or any of its consolidated subsidiaries is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and proceedings that would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture or the Securities or to consummate the transactions contemplated by the Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

     (m) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

     (n) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     (o) Each of the Company and its consolidated subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Time of Sale Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

     (p) Morgan Stanley DW Inc. is registered as a broker-dealer and investment adviser with the Commission, is registered with the Commodity Futures Trading Commission as a futures commission merchant and is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.

     (q) Morgan Stanley & Co. Incorporated is registered as a broker-dealer and investment adviser with the Commission, is registered with the Commodity Futures Trading Commission as a futures commission merchant and is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.


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     2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amounts of Securities set forth in Schedule II hereto opposite its name at the purchase price set forth in Schedule I hereto.(7)

     3. Delayed Delivery Contracts. If the Prospectus provides for sales of Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to Delayed Delivery Contracts. Delayed Delivery Contracts may be entered into only with institutional investors approved by the Company of the types set forth in the Prospectus. On the Closing Date, the Company will pay to you as compensation for the accounts of the Underwriters the commission set forth in Schedule I hereto in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.

     If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the aggregate principal amount of Securities to be purchased by the several Underwriters shall be reduced by the aggregate principal amount of Contract Securities; and such reduction shall be applied to the commitment of each Underwriter pro rata in proportion to the principal amount of Securities set forth opposite such Underwriter's name in the Schedule II hereto, except to the extent that you determine that such reduction shall be applied in other proportions and so advise the Company; provided that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth above, less the aggregate principal amount of Contract securities.

     4. Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after this Agreement has become effective as in your judgment is advisable. The Company is further advised by you that the Securities are to be offered to the public upon the terms set forth in the Prospectus.

     5. Payment and Delivery. Payment for the Underwriters' Securities shall be made to the Company in Federal or other funds immediately available in New York City at the closing time and place set forth in Schedule I hereto, or at such other time on the same or such other date, not later than the fifth business day thereafter, as may be designated by you in writing. The time and date of such payment are hereinafter referred to as the "Closing Date."

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     (7) For issuance of Convertible Debt Securities or certain other structured
Securities, a green shoe provision may be added.


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


     Payment for the Underwriters' Securities shall be made against delivery to you on the Closing Date for the respective accounts of the several Underwriters of the Underwriters' Securities registered in such names and in such denominations as you shall request in writing not less than one full business day prior to the Closing Date, with any transfer taxes payable in connection with the transfer of the Underwriters' Securities to the Underwriters duly paid.

     Delivery on the Closing Date of any Underwriters' Securities [(i)] that are Debt Securities in bearer form [or are Units that contain Debt Securities in bearer form] shall be effected by delivery of a single temporary global Security without coupons (the "Temporary Global Security") evidencing the Securities that are or include Debt Securities in bearer form [and (ii) that are Warrants (including Debt Warrants) in bearer form or are Units that (a) contain Warrants in bearer form and (b) contain no other Debt Securities in bearer form shall be effected only by delivery of a single permanent global Warrant (the "Global Warrant") evidencing the Offered Securities that are or include Warrants in bearer form, (8) in each case] to a common depositary for Euroclear Bank, S.A./N.V., as operator of the Euroclear System (the "Euroclear Operator"), and for Clearstream Banking, societe anonyme ("Clearstream"), for credit to the respective accounts at the Euroclear Operator or Clearstream of each Underwriter or to such other accounts as such Underwriter may direct. Any Temporary Global Security [or Global Warrant] shall be delivered to the Manager not later than the Closing Date, against payment of funds to the Company in the net amount due to the Company for such Temporary Global Security [or Global Warrant, as the case may be,] by the method and in the form set forth herein. The Company shall cause global and, if applicable, definitive Debt Securities in bearer form to be prepared and delivered in exchange for such Temporary Global Security in such manner and at such time as may be provided in or pursuant to the Indenture; provided, however, that the Temporary Global Security shall be exchangeable for other Debt Securities in bearer form only on or after the date specified for such purpose in the Prospectus. [Warrants (including Debt Warrants) in bearer form shall be evidenced only by a Global Warrant until their expiration.]



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     (8) Upon issuance of Warrants in bearer form or Units that contain any such
Warrants, the form of any security issuable upon exercise of any Warrant will be modified, as necessary, consistent with this paragraph.


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     6. Conditions to the Underwriters' Obligations. The several obligations of the Underwriters are subject to the following conditions:(9)

     (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date

          (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the securities of the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

          (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its consolidated subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus, that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus.

     (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

     The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

     (c) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, outside counsel to the Company, or of other counsel satisfactory to you and who may be an officer of the Company, dated the Closing Date, to the effect that:



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     (9) For issuances of Convertible Debt Securities or Units that include
Common Stock, include condition that "lock-up" agreements, substantially in the form of Exhibit A hereto, between the Managers and certain executive officers and directors of the Company relating to sales and certain disposition of shares of Common Stock or certain other securities, shall be delivered to the Managers on or before the first date of the public offering of the Securities (the "Pricing Date"), and shall be in full force and effect on the Closing Date. A Company "lock-up" provision should be included in the Underwriting Agreement. In addition, a green shoe provision may be included for issuances of Convertible Debt Securities or certain other equity-linked Securities.


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


          (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

          (ii) each of Morgan Stanley DW Inc., Discover Bank, Morgan Stanley & Co. Incorporated and Morgan Stanley International Holdings Inc. (the "Material Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

          (iii) each of the Company and its Material Subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Time of Sale Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

          (iv) the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability;

          (v) the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability;



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


          [(_) the Warrant Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability;](10)

          [(_) the Unit Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability;](11)

          (vi) the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture[, the Warrant Agreement and the Unit Agreement, as the case may be,] and delivered to and paid for [(A)] by the Underwriters in accordance with the terms of this Agreement, in the case of the Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities and [(B) upon exercise of the Debt Warrants pursuant to the Warrant Agreement,] will be entitled to the benefits of the Indenture[, the Warrant Agreement and the Unit Agreement, as the case may be,] and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability;(12)

          (vii) this Agreement has been duly authorized, executed and delivered by the Company;



---------------------------------
     (10) To replace or supplement Section 6(c)(v), if Warrants are offered.

     (11) To supplement Section 6(c)(v), if Units are offered.

     (12) For issuance of Convertible Debt Securities, the Underwriting Agreement will provide that the Managers shall also receive opinions delivered pursuant to Sections 5(c) and 5(d), as appropriate, to the effect that the Underlying Securities have been duly authorized and reserved, and, when issued upon conversion of the Convertible Debt Securities in accordance with the terms of the Convertible Debt Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights. For issuances of Units that include Common Stock or Preferred Stock of the Company, the Underwriting Agreement will provide that the Managers also receive opinions delivered pursuant to Sections 5(c) and 5(d), as appropriate, to the effect that the [Common Stock/Preferred Stock] issued as part of the Unit have been duly authorized by the Company and, when such shares are issued and delivered as contemplated by the terms of the Underwriting Agreement, such shares will be validly issued, fully paid and non-assessable, and the issuance of such shares is not subject to any preemptive or similar rights.

          (viii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Securities and the Delayed Delivery Contracts, [the Certificate of Designation, if any, the Warrant Agreement and the Unit Agreement,] if any, will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its consolidated subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its consolidated subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Securities or the Delayed Delivery Contracts,[ the Certificate of Designation, if any, the Warrant Agreement and the Unit Agreement,] if any, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities; provided, however, that such counsel need not express an opinion as to whether the purchase of the Securities constitutes a "prohibited transaction" under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended;

          (ix) the statements relating to legal matters, documents or proceedings included in (A) the Time of Sale Prospectus and the Prospectus under the captions "Description of Debt Securities"[, "Description of Warrants," "Description of Purchase Contracts," "Description of Units" and "Description of Capital Stock"] and "Plan of Distribution," (B) the Registration Statement in Item 15, (C) "Item 3. Legal Proceedings" of the most recent annual report on Form 10-K incorporated by reference in the Time of Sale Prospectus and the Prospectus and (D) "Item 1. Legal Proceedings" of Part II of the quarterly reports on Form 10-Q, if any, filed since such annual report and incorporated by reference in the Time of Sale Prospectus and the Prospectus, in each case fairly summarize in all material respects such matters, documents or proceedings;

          (x) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its consolidated subsidiaries is a party or to which any of the properties of the Company or any of its consolidated subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated by reference as required;

          (xi) the Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will not be, required to register as, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

          (xii) such counsel is of the opinion ascribed to it in the Prospectus Supplement under the caption "United States Federal Taxation"; and

          (xiii) (A) in the opinion of such counsel (1) each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) appeared on its face to be appropriately responsive as of its filing date in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder and the Registration Statement and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein and except for those parts of the Registration Statement that constitute the Forms T-1, as to which such counsel need not express any opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and (B) nothing has come to the attention of such counsel that causes such counsel to believe that (1) any part of the Registration Statement, when such part became effective (except for the financial statements and financial schedules and other financial and statistical data included therein and except for those parts of the Registration Statement that constitute Forms T-1, as to which such counsel need not express any belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Registration Statement or the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein and except for those parts of the Registration Statement that constitute Forms T-1, as to which such counsel need not express any belief) on the date of this Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Time of Sale Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief), as of the date of this Agreement or as amended or supplemented, if applicable, as of the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading or the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief), as amended or supplemented, if applicable, as of the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) The Underwriters shall have received on the Closing Date an opinion of Sidley Austin LLP, special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 6(c)(iv), 6(c)(v), 6(c)(vi), 6(c)(vii) and 6(c)(ix) (but only as to statements in the Prospectus and the "Time of Sale Prospectus" under "Description of Debt Securities" ["Description of Warrants," "Description of Purchase Contracts," "Description of Units" and "Description of Capital Stock"] and "Plan of Distribution"), and Sections 6(c)(xiii)(A)(2), 6(c)(xiii)(B)(2), 6(c)(xiii)(B)(3) and 6(c)(xiii)(B)(4) above.

     With respect to Section 6(c)(xiii) above, if such opinion is given by counsel who is also an officer of the Company, such counsel may state that his or her opinion and beliefs are based upon his or her participation, or the participation of someone under his or her supervision, in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to Section 6(c)(xiii) above, Sidley Austin LLP and, if Davis Polk & Wardwell is giving such opinion, Davis Polk & Wardwell (i) may state that their opinions and beliefs are based upon their participation in the preparation of the [Registration Statement,] [the Time of Sale Prospectus,] [the Prospectus,] [the preliminary prospectus supplement,] [the free writing prospectuses identified as part of the Time of Sale Prospectus in Schedule I hereto,] [the prospectus supplement] and any amendments or supplements thereto (other than the documents incorporated by reference) and upon review and discussion of the contents of the Registration Statement, the Time of Sale Prospectus and the Prospectus (including documents incorporated by reference), but are without independent check or verification, except as specified, and (ii) need express no opinion or belief as to the conveyance of the Time of Sale Prospectus or the information contained therein to investors.

     The opinion of Davis Polk & Wardwell, or any other outside counsel for the Company, described in Section 6(c) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

     (e) The Underwriters shall have received on the Closing Date(13) a letter, dated the Closing Date, in form and substance satisfactory to the Managers, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that each letter so furnished shall use a "cut-off date" no more than three business days prior to the date of such letter.

     7. Covenants of the Company. The Company covenants with each Underwriter as follows:

     (a) To furnish to you without charge, a signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference) and to deliver to each of the Underwriters during the period mentioned in
Section 7(e) or 7(f) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated therein by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

     (b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object.

     (c) To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which you reasonably object.(14)

     (d) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.



---------------------------------
     (13) For issuance of Convertible Debt Securities or Units that include Common Stock or Preferred Stock, the Manger shall receive on the date of the Underwriting Agreement, in addition to the Closing Date, a "comfort letter" from the Company's independent auditors.

     (14) Note this covers all free writing prospectuses including electronic road shows.

     (e) If the Time of Sale Prospectus is being used to solicit offers to buy Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at the Company's own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

     (f) If, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities
Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at the Company's own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

     (g) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

     (h) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement, which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

     (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Securities (within the time required by Rule 456 (b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 7(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Securities by the National Association of Securities Dealers, Inc., (v) any fees charged by the rating agencies for the rating of the Securities, [(vi) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Securities and all costs and expenses incident to listing the Securities on [the NYSE/AMEX/the NASDAQ National Market] [and other national securities exchanges and foreign stock exchanges], (vii) the cost of the preparation, issuance and delivery of the Securities, (viii) the costs and charges of any trustee, transfer agent, registrar or depositary, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (x) the document production charges and expenses associated with printing this Agreement and (xi) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 9 entitled "Indemnity and Contribution," and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

     (j) If the third anniversary of the initial effective date of the Registration Statement occurs before all the Securities have been sold by the Underwriters, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the public offering of the Securities to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission.

     (k) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company, warrants to purchase or otherwise acquire debt securities of the Company, warrants, purchase contracts or units substantially similar to the Securities (other than (i) the Securities, (ii) commercial paper issued in the ordinary course of business or (iii) securities or warrants permitted with the prior written consent of the Manager identified in Schedule I with the authorization to release this lock-up on behalf of the Underwriters).(15)

     (l) To prepare, if the Managers so request, a final term sheet relating to the offering of the Securities, containing only information that describes the final terms of the Securities or the offering in a form consented to by you, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established for the offering of the Securities.

     8. Covenants of the Underwriters. (a) Each of the several Underwriters represents and agrees with the Company that:

          (i) it will not take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter;

          (ii) except to the extent permitted under U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D) (the "D Rules"), (i) it has not offered or sold, and during the restricted period will not offer or sell, Debt Securities in bearer form (including any Debt Security in global form that is exchangeable for Securities in bearer form) to a person who is within the


---------------------------------
     (15) For issuances of Convertible Debt Securities that include Common Stock, and certain other equity-linked products, add reference to lock-up.

     United States or its possessions or to or for the account of a United States person and (ii) it has not delivered and will not deliver within the United States or its possessions definitive Debt Securities in bearer form that are sold during the restricted period;

          (iii) it has, and throughout the restricted period will have, in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Debt Securities in bearer form are aware that such Debt Securities may not be offered or sold during the restricted period to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules;

          (iv) if it is a United States person, it is acquiring the Debt Securities in bearer form for purposes of resale in connection with their original issuance and if it retains Debt Securities in bearer form for its own account, it will only do so in accordance with the requirements of U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6);

          (v) if it transfers to any affiliate Debt Securities in bearer form for the purpose of offering or selling such Debt Securities during the restricted period, it will either (a) obtain from such affiliate for the benefit of the Company the representations and agreements contained in
     Section 8(a)(ii), 8(a)(iii) and 8(a)(iv) or (b) repeat and confirm the representations and agreements contained in Section 8(a)(ii), 8(a)(iii) and 8(a)(iv) on such affiliate's behalf and obtain from such affiliate the authority to so obligate it;

          (vi) it will obtain for the benefit of the Company the representations and agreements contained in Section 8(a)(ii), 8(a)(iii), 8(a)(iv) and 8(a)(v) above from any person other than its affiliate with whom it enters into a written contract, as defined in U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(4) for the offer or sale during the restricted period of Debt Securities in bearer form; and

          (vii) it will comply with or observe any other restrictions or limitations set forth in the Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, the Debt Securities may be offered, sold, resold or delivered.

     The restricted period is defined at U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(7). The term "Debt Securities in bearer form," as used in the preceding paragraph, includes Units containing Debt Securities in bearer form. All other terms used in the preceding paragraph have the meaning given to them by the U.S. Internal Revenue Code and regulations thereunder, including the D Rules.

     (b) Each of the several Underwriters represents and agrees with the Company that:

          (i) except to the extent permitted under the D Rules, (i) it has not offered, sold or delivered Debt Warrants in bearer form to a person who is within the United States or its possessions or to or for the account of a United States person and (ii) it will not offer, sell or deliver Debt Warrants in bearer form at any time to a person who is within the United States or its possessions or to a United States person;

          (ii) it has in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Debt Warrants in bearer form are aware that such Debt Warrants may not be offered or sold at any time to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules;

          (iii) if it is a United States person, it is acquiring the Debt Warrants in bearer form for purposes of resale in connection with their original issuance and if it retains Debt Warrants in bearer form for its own account, it will only do so in accordance with the requirements of U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6);

          (iv) if it transfers to any affiliate Debt Warrants in bearer form for the purpose of offering or selling such Debt Warrants, it will either (a) obtain from such affiliate for the benefit of the Company the representations and agreements contained in Section 8(b)(i), 8(b)(ii) and 8(b)(iii) or (b) repeat and confirm the representations and agreements contained in Section 8(b)(i), 8(b)(ii) and 8(b)(iii) on such affiliate's behalf and obtain from such affiliate the authority to so obligate it;

          (v) it will obtain for the benefit of the Company the representations and agreements contained in Section 8(b)(i), 8(b)(ii), and 8(b)(iii) from any person other than its affiliate with whom it enters into a written contract, as defined in U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(4) for the offer or sale of Debt Warrants in bearer form; and

          (vi) it will comply with or observe any other restrictions or limitations set forth in the Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, the Debt Warrants may be offered, sold, resold or delivered.

     As used in the preceding paragraph, the term "Debt Warrants in bearer form" includes Units containing Debt Warrants in bearer form. All other terms used in the preceding paragraph have the meaning given to them by the U.S. Internal Revenue Code and regulations thereunder, including the D Rules. [subject to DPW tax review]

     9. Indemnification and Contribution. The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

     (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendment or supplement thereto.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager authorized to appoint counsel under this Section 9 as set forth in Schedule I hereto, in the case of parties indemnified pursuant to Section 9(a), and by the Company, in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) To the extent the indemnification provided for in Section 9(a) or 9(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 9(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(d)(i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters bear to the aggregate initial public offering price of the Securities as set forth in the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective principal amounts of Securities they have purchased hereunder, and not joint.

     (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 9(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     (f) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

     10. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company if, after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade [or other relevant exchanges], (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States [or other relevant jurisdiction] shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State [or relevant foreign country(16)] authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets (or, if the Securities are denominated in a currency other than U.S. dollars, any change in currency exchange rates or controls) or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

     11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Underwriters' Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Underwriters' Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule II bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Underwriters' Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Underwriters' Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Underwriters' Securities and the aggregate principal amount of Underwriters' Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Underwriters' Securities to be purchased on such date, and arrangements


---------------------------------
     (16) Include if transaction involves offshore settlement.

satisfactory to you and the Company for the purchase of such Underwriters' Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.(17)

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     12. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Securities.

     (b) The Company acknowledges that in connection with the offering of the
Securities: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

     13. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


---------------------------------
     (17) This section will require modification for offerings of Preferred Stock, Warrants or Units.

     14. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     15. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

     16. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you at the address set forth in Schedule I hereto; and if to the Company shall be delivered, mailed or sent to the address set forth in Schedule I hereto.

                                         Very truly yours,

                                         MORGAN STANLEY


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

Accepted as of the date hereof

[NAMES OF CO-MANAGERS]

Acting severally on behalf of
   themselves and the several
   Underwriters named in Schedule II
   hereto

By:  [Names of Co-Managers]



By:
     ---------------------------------
      Name:
      Title:

                                                                  SCHEDULE I(18)

Managers:                                      [Morgan Stanley & Co.
                                               Incorporated/
                                               Morgan Stanley & Co.
                                               International Limited]
                                               [additional Managers]

    Manager authorized to release
      lock-up under Section 7(k):
      [Morgan Stanley & Co.
      Incorporated/Morgan Stanley
      & Co. International Limited]
    Manager authorized to appoint
      counsel under Section 9(c):
      [Morgan Stanley & Co.
      Incorporated/Morgan Stanley
      & Co. International Limited]

Indenture:                                     [Senior/Subordinated] Debt
                                               Indenture dated as of
                                               ________________, 200_ between
                                               the Company and the Trustee

Trustee:

Registration Statement File No.:               333-[                   ]

Time of Sale Prospectus                        1.    Prospectus dated _
                                                     relating to the Shelf
                                                     Securities

                                               2.    [the preliminary
                                                     prospectus supplement
                                                     dated _ relating to the
                                                     Securities]

                                               3.    [free writing prospectus
                                                     containing a description
                                                     of terms that does not
                                                     reflect final terms, if
                                                     the Time of Sale
                                                     Prospectus does not
                                                     include a final term sheet]

                                               4.    [Identify all free writing
                                                     prospectuses filed by the
                                                     Company under Rule 433(d)
                                                     of the Securities Act]


---------------------------------
     (18) Schedule I will be modified for Shelf Securities other than Debt Securities, as applicable.

                                               5.    [orally communicated
                                                     pricing information to be
                                                     included on Schedule I if
                                                     a final term sheet is not
                                                     used]

Securities to be purchased:                    [insert Full Title of Securities]

CUSIP/ISIN/Common Code:

Aggregate Principal Amount:                    $___________

Purchase Price:                                ____% of the principal amount of
                                               the Securities, plus accrued
                                               interest, if any, from
                                               ________________, 200_

Contract Securities Commission                 % of the principal amount of the
Price to Public:                               Contract Securities

Maturity Date:                                 ________________, 20__

Original Issue Date:

Accrual Date:

Interest Rate:(19)                             ____% per annum, accruing from
                                               __________________, 200_

Interest Payment Dates:

Interest Payment Dates:                        _____________ and ______________
                                               commencing ________________, 20__

Interest Payment Period:

Optional Repayment Date(s):



---------------------------------
     (19) Insert additional terms, as applicable: For floating-rate Securities, include Base Rate, Index Maturity, Index Currency, Spread (Plus or Minus), Spread Multiplier, Initial Interest Rate, Initial Interest Reset Date, Interest Reset Dates, Interest Reset Period, Maximum Interest Rate, Minimum Interest Rate, Calculation Agent, Reporting Service; and such other terms as may be needed to describe the Securities.

Optional Redemption Date(s):

Initial Redemption Date(s):

Initial Redemption Percentage:

Annual Redemption Percentage
 Reduction:

Ranking:

Minimum Denominations:

Place of Delivery:

Specified Currency:

Closing Date and Time:                         ______________, 200_   __:__ a.m.

Closing Location:                              Sidley Austin LLP
                                               787 Seventh Avenue
                                               New York, New York  10019

Address for Notices to Underwriters:

Address for Notices to the Company:

                                                                     SCHEDULE II


                                                   Principal Amount
                                                   of Securities To
                   Underwriter                       Be Purchased
------------------------------------------------  ------------------
[NAMES OF MANAGERS]............................
[NAMES OF OTHER UNDERWRITERS]..................






                                                  -------------------
      Total....................................   $
                                                  ===================

                                                                    SCHEDULE III

                           DELAYED DELIVERY CONTRACT

                                                   ________, 200_

Ladies and Gentlemen:

     The undersigned hereby agrees to purchase from Morgan Stanley, a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned the Company's securities described in Schedule A annexed hereto (the
"Securities"), offered by the Company's Prospectus dated              , 200_ and
Prospectus Supplement dated              , 200_, receipt of copies of which are
hereby acknowledged, at a purchase price stated in Schedule A hereto and on the further terms and conditions set forth in this Agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.

     The undersigned will purchase from the Company Securities in the principal amount and numbers on the delivery dates set forth in Schedule A hereto. Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date."

     Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made in immediately available funds at the office of
                         , New York, N.Y., at 10:00 a.m. (New York City time) on
the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that (1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

     Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this agreement.

     This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     If this Agreement is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                       Yours very truly,


                                       ----------------------------------
                                       (Purchaser)

                                    By:
                                         --------------------------------
                                         Name:
                                         Title:
                                         Address:


Accepted as of the date hereof:


MORGAN STANLEY


By:
     ------------------------------
     Name:
     Title:

                PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING

     The name and telephone and department of the representative(s) of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows:

                                (Please print.)

                                  Telephone No.
              Name            (including Area Code)        Department
              ----            ---------------------        ----------

      --------------------    ---------------------   --------------------

      --------------------    ---------------------   --------------------

      --------------------    ---------------------   --------------------

      --------------------    ---------------------   --------------------

                                                                      SCHEDULE A
                                                               (to Schedule III)


Securities:



Principal Amounts or Numbers to be Purchased:



Purchase Price:



Delivery: